SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

TRANSCAT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL ONE
PROPOSAL TWO
PROPOSAL THREE
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
COMPARISON OF CUMULATIVE TOTAL RETURN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
APPENDIX A
APPENDIX B
[TRANSCAT LOGO]

TRANSCAT, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 17, 2004

      The annual meeting of shareholders of Transcat, Inc. will be held at the company’s headquarters, which are located at 35 Vantage Point Drive, Rochester, New York 14624, on Tuesday, August 17, 2004, at 12:00 noon, local time, for the following purposes, which are more fully described in the accompanying proxy statement:

•	to elect three directors;

•	to fix the number of directors constituting the board of directors at 11;

•	to ratify the selection of PricewaterhouseCoopers LLP as the company’s independent auditors for the fiscal year ending March 26, 2005; and

•	to transact such other business as may properly come before the annual meeting or at any adjournments thereof.

      The board of directors has fixed the close of business on June 30, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS

CARL E. SASSANO
Chairman, President and Chief Executive Officer

Rochester, New York

July 7, 2004

[TRANSCAT LOGO]

TRANSCAT, INC.

PROXY STATEMENT

2004 ANNUAL MEETING OF SHAREHOLDERS

      The enclosed proxy is solicited on behalf of the board of directors of Transcat, Inc., an Ohio corporation, for use at the annual meeting of shareholders to be held on Tuesday, August 17, 2004, at 12:00 noon, local time, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of shareholders.

Location of Annual Meeting

      The annual meeting will be held at our headquarters, which are located at 35 Vantage Point Drive, Rochester, New York 14624.

Principal Executive Offices

      Our principal executive offices are located at 35 Vantage Point Drive, Rochester, New York 14624, and our telephone number is (585) 352-7777.

Mailing Date

      These proxy solicitation materials are first being mailed by us on or about July 7, 2004 to all shareholders entitled to vote at the annual meeting.

Record Date; Outstanding Shares

      Shareholders of record at the close of business on June 30, 2004, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. We have one class of shares outstanding, designated common stock, $0.50 par value per share. As of the record date, 6,368,442 shares of our common stock were issued and outstanding.

Solicitation of Proxies

      We are making this solicitation of proxies, and we will bear all related costs. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited on our behalf, in person or by telephone or facsimile, by our directors, officers and regular employees, none of whom will receive additional compensation for doing so. In addition, we have retained Regan & Associates, Inc., a professional solicitation firm, which will assist us in delivering material and soliciting proxies for a fee of $5,500.

Revocability of Proxies

      You may revoke any proxy given pursuant to this solicitation, at any time before it is voted, by either:

•	delivering a written notice of revocation or a duly executed proxy bearing a later date; or

•	attending the annual meeting and voting in person.

      Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a letter from the broker, bank or other nominee confirming both (1) your beneficial ownership of the shares; and (2) that the broker, bank or other nominee is not voting the shares at the meeting.

Voting; Cumulative Voting

      Generally, each shareholder is entitled to one vote for each share held as of the record date. With respect to the election of directors, shareholders can cumulate their votes in certain circumstances. Cumulative voting is a system of voting whereby each shareholder receives a number of votes equal to the number of shares that the shareholder holds as of the record date multiplied by the number of directors to be elected. Thus, for example, if you held 100 shares as of the record date, you would be entitled to cast 300 votes (100 shares x three directors) for the election of directors. Cumulative voting is only allowed for the election of directors and is not permitted for voting on any other proposal.

      To employ cumulative voting for the election of directors at the annual meeting, you must notify the president, a vice president or the secretary that you desire that cumulative voting be used at the annual meeting for the election of directors. Such notice must be in writing, and it must be given at least 48 hours before the time fixed for holding the annual meeting. In addition, a formal announcement must be made at the commencement of the annual meeting by the chairman, the secretary or by or on behalf of you, stating that such notice has been given.

      When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions on such proxies. If no specific instructions are given, the shares will be voted:

•	FOR the election of the three nominees for directors described herein;

•	FOR the proposal to fix the number directors constituting the board of directors at 11; and

•	FOR the ratification of the selection of PricewaterhouseCoopers LLP as the company’s independent auditors for the fiscal year ending March 26, 2005.

      The shares may also be voted for such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.

Quorum

      A quorum is required for shareholders to conduct business at the annual meeting. The presence, in person or by proxy, of the holders of shares having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting will constitute a quorum.

Effect of Abstentions

      Abstentions are counted for the purpose of establishing a quorum and will have the same effect as a vote against a proposal (other than the election of directors).

Effect of “Broker Non-Votes”

      Under the rules governing brokers who have record ownership of shares that they hold in “street name” for their clients, who are the beneficial owners of such shares, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Brokers normally have discretion to vote on “routine matters,” such as director elections and the ratification of the selection of independent auditors, but not on non-routine matters.

      Because the proposals to be acted upon at the annual meeting may include both routine and non-routine matters, with respect to uninstructed shares, the broker may turn in a proxy card and vote on the routine matters but not on the non-routine matters. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of shares entitled to vote on a specific proposal. A broker non-vote will not affect the outcome of any proposal in this proxy statement.

Vote Required

      The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum at the annual meeting.

Proposal Number	Proposal Description	Vote Required

Proposal One	Election of three members of the board of directors	Plurality of the votes duly cast

Proposal Two	Fix the number of directors constituting the board of directors at 11	Majority of the votes duly cast

Proposal Three	Ratification of the selection of PricewaterhouseCoopers LLP as the company’s independent auditors for the fiscal year ending March 26, 2005	Majority of the votes duly cast

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees Proposed for Election as Directors for a Term Expiring in 2007

      We currently have nine directors (see Proposal Two which, if adopted by the shareholders, would result in the board having 11 directors). Our articles of incorporation provide for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms. As a result, only a portion of our board of directors is elected each year.

      At the annual meeting, the shareholders will elect three directors to hold office for a term expiring in 2007 or until each of their successors is duly elected and qualified. Based on the recommendation of the corporate governance and nominating committee, we have nominated Nancy D. Hessler, Robert G. Klimasewski, and Paul D. Moore for election. Each of Ms. Hessler and Messrs. Klimasewski and Moore is currently a director, and we recommend their election.

      Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions on your proxy card, proxies in the enclosed form will be voted FOR the election of each of Ms. Hessler and Messrs. Klimasewski and Moore. The votes represented by such proxies may be cumulated if proper notice is given (see “Voting; Cumulative Voting” on page 2).

      We do not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, determine. However, proxies in the enclosed form cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Director
Name and Background	Since

Nancy D. Hessler, age 58, joined Integrated People Solutions, Boulder, Colorado (strategic human resources consultant) as a vice president in March 2003. Prior to that, she was director of human resources of the wireless internet solutions group of Nortel Networks Corp., Rochester, New York (telecommunications systems) from October 1998 until June 2002. From May 1996 until September 1998, she was group manager of human resources for Rochester Gas and Electric Corporation, Rochester, New York (public utility). From 1991 until May 1996, Ms. Hessler served as human resource manager of the advanced imaging business unit and as manager of sourcing for the general services division of Xerox Corporation.
1997

Robert G. Klimasewski, age 61, served as our president and chief executive officer from December 1999 until his retirement in March 2002. He served as our chairman of the board of directors from April 1998 until December 1999, and as our president and chief executive officer from June 1994 until April 1998. Until 2000, Mr. Klimasewski was also vice chairman of Burleigh Instruments, Inc., Rochester, New York (manufacturer of laser instrumentation and micropositioning equipment), which he founded in 1972. Mr. Klimasewski also serves on the board of directors of Lumetrics, Inc., an instrumentation company, ConvergentVoice, Inc., a software company for telecom services, University Technology Seed Fund, LLC, an investment firm, and VirtualScopics LLC, a start-up software company in the pharmaceutical business.
1982

Paul D. Moore, age 53, was elected a director in May 2001 to fill a vacancy on our board. Mr. Moore is a senior vice president of M&T Bank Corporation. He currently serves as senior credit officer overseeing all corporate lending activity in the Rochester, Syracuse, Binghamton and Albany markets. During his 26-year career at M&T Bank, he has been the commercial banking manager for the Rochester market and has held various commercial loan positions in Buffalo.	2001

Directors Whose Terms Do Not Expire at the Annual Meeting

      The following table sets forth certain information with respect to each of our directors whose term in office does not expire at the annual meeting.

	Director	Term
Name and Background	Since	Expires

Francis R. Bradley, age 58, retired in 2000 from E.I. DuPont de Nemours & Co., Inc., a global science and technology company, following a 32-year career. Mr. Bradley’s last DuPont position was founding business manager for the DuPont Instrumentation Center. Prior to that, he held a series of managerial positions, including engineering test center manager and materials engineering manager. He is currently an executive associate with Sullivan Engineering Company (engineering and construction) and consults independently on business and technology matters.	2000	2006

E. Lee Garelick, age 69, is retired. From April 1996 until March 1999, we employed him as a senior executive. From June 1979 until April 1996, he was president and part owner of Altek Industries Corp., Rochester, New York (manufacturer of calibration instrumentation), which we acquired in April 1996.	1996	2005

Cornelius J. Murphy, age 73, is our lead director and has served us variously since 1995 as chairman of the board, lead director and chairman of the board’s executive committee. He has been senior vice president in the Rochester, New York office of Goodrich & Sherwood Associates, Inc. (human resources management consulting) since 1990. For more than 35 years before that, he was employed by Eastman Kodak Company in various executive positions, including senior vice president and a director in the office of the chairman.	1991	2006

Dr. Harvey J. Palmer, age 58, is a professor at and dean of the Kate Gleason College of Engineering at Rochester Institute of Technology, Rochester, New York. Prior to that appointment, he was a professor of chemical engineering at the University of Rochester from 1971 through June 2000, where he also held positions of department chair and associate dean of graduate studies.	1987	2005

Carl E. Sassano, age 54, was elected chairman of the board in October 2003, succeeding Mr. Murphy, who was elected our lead director. Mr. Sassano was elected a director in October 2000 to fill a vacancy on our board. He became our president and chief executive officer following Robert G. Klimasewski’s retirement from these positions in March 2002. Mr. Sassano was president and chief operating officer of Bausch & Lomb, Inc. in 1999 and 2000. He also held positions in Bausch & Lomb, Inc. as president, global vision care (1996-1999), president, contact lens division (1994-1996), group president (1993-1994) and president, polymer technology (1983-1992), a high growth subsidiary of Bausch & Lomb, Inc. Mr. Sassano is a trustee of Rochester Institute of Technology and Rochester-based public broadcaster WXXI, as well as a member of the board of directors of the Eastman Dental Center Foundation.
	2000	2006

John T. Smith, age 56, was elected a director in August 2002 to fill a vacancy on our board. Mr. Smith is Chairman and Chief Executive Officer of Brite Computers, Inc., which he joined in 1999. Prior to that, from 1997 to 1999, he was the president of JTS Chequeout Solutions, Inc. From 1980 to 1997, Mr. Smith was president of JTS Computer Services, Inc. Mr. Smith serves on the foundation board of Monroe Community College and the board of directors of Croop LaFrance Inc.	2002	2005

PROPOSAL TWO

NUMBER OF DIRECTORS

Background and Purpose

      Article II, Section 1 of our Code of Regulations (or by-laws), dealing with the size of our board of directors, currently provides that the board will consist of such number of directors, not less than three nor more than 12, as may be fixed from time to time by a majority vote of the shares present at a meeting of shareholders. Currently, the board of directors consists of nine directors. The board of directors believes that it is in the best interest of the company that the size of the board of directors be increased to 11. By increasing the size of the board of directors to 11, we will be able to increase diversity of experience and points of view on the board and to add to the board’s membership highly qualified individuals who can contribute their knowledge, experience and expertise to the management of the company. In addition, by allowing for a larger group of directors, we will be better prepared to satisfy current and future corporate governance requirements under the Sarbanes-Oxley Act of 2002, rules promulgated by the Securities and Exchange Commission and the rules of the Nasdaq Stock Market, such as those requiring that independent directors constitute a majority of the board of directors and that each member of the audit, compensation and nominating committees be independent.

      If this proposal is approved and the number of directors is fixed at 11, there will be two vacancies on the board of directors existing following the annual meeting. These vacancies will not be filled at the annual meeting. The board of directors will have the authority to fill such vacancies pursuant to Article II, Section 2 of our Code of Regulations. After identifying and evaluating prospective candidates, the corporate governance and nominating committee will submit to the full board for consideration recommendations for candidates for appointment to the board of directors to fill such vacancies. The corporate governance and nominating committee’s procedures for identifying and evaluating candidates is described in “CORPORATE GOVERNANCE; Board Committees; Corporate Governance and Nominating Committee” on pages 8 and 9. One of the new directors appointed to fill such vacancies will be added to the class whose term expires at the 2005 annual meeting, and the other new director will be added to the class whose term expires at the 2006 annual meeting, and each such director shall continue for the remainder of the term of the class to which he or she is appointed.

Required Vote and Board Recommendation

      The affirmative vote of at least a majority of the shares of common stock present at the meeting, in person or by proxy, without regard to broker non-votes, is required to approve the proposal to fix the number of directors constituting the board of directors at 11. The board recommends a vote in favor of the proposal to fix the number of directors at 11, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The firm of PricewaterhouseCoopers LLP, an independent registered public accounting firm, served as our independent auditors for the fiscal year ended March 27, 2004, which for convenience is referred to as fiscal year 2004 in this proxy statement. In addition to the audit of the fiscal year 2004 financial statements, we engaged PricewaterhouseCoopers LLP to perform certain services, for which it was paid professional fees, as discussed below.

      The audit committee has selected PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending March 26, 2005. This selection is being presented to the shareholders for ratification at the annual meeting. The board of directors recommends a vote in favor of the proposal to ratify the selection of PricewaterhouseCoopers LLP to serve as our independent auditors for the fiscal year ending March 26, 2005, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR this proposal. If the shareholders do not ratify this selection, the audit committee will reconsider its choice.

      We have been advised by PricewaterhouseCoopers LLP that a representative will be present at the annual meeting and will be available to respond to appropriate questions. We intend to give such representative an opportunity to make a statement if he or she should so desire.

Fees Billed by PricewaterhouseCoopers LLP during Fiscal Years 2003 and 2004

      During the fiscal year ended March 31, 2003, which for convenience is referred to as fiscal year 2003 in this proxy statement, and fiscal year 2004, PricewaterhouseCoopers LLP billed us fees for services as follows (in thousands):

	Fiscal Year 2003	Fiscal Year 2004

Audit Fees	$67,600	$70,000
Audit-Related Fees	2,000	2,200
Tax Fees	84,130	96,770
All Other Fees	9,500	9,750

Total	$163,230	$178,720

      “Audit Fees” consist of fees billed for professional services rendered for the audit of our annual financial statements, reviews of the financial statements included in our Quarterly Reports on Form 10-Q, and other services provided in connection with statutory and regulatory filings. “Audit-Related Fees” consist of fees billed for assurance and related services rendered that are reasonably related to the performance of the audit or review of our financial statements, and which are not included in “Audit Fees.” “Tax Fees” consist of fees for tax compliance, tax advice and tax planning services. “All Other Fees” consist of fees for services rendered in connection with the limited-scope audit of our Long-Term Savings and Deferred Profit Sharing Plan.

      The audit committee considered the provision by PricewaterhouseCoopers LLP of non-audit services to the company and determined that the provision of these services was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Policy on Pre-Approval of Retention of Independent Auditors

      The engagement of PricewaterhouseCoopers LLP for non-audit accounting and tax services performed for the company is limited to those circumstances where these services are considered integral to the audit services that it provides or in which there is another compelling rationale for using its services. Pursuant to the Sarbanes-Oxley Act of 2002 and the audit committee’s charter, the audit committee is responsible for the engagement of our independent auditors and for pre-approving all audit and non-audit services provided by our independent auditors that are not prohibited by law.

      The pre-approval requirements are not applicable with respect to the provision of de-minimis non-audit services that are approved in accordance with the Securities Exchange Act of 1934, as amended and our audit committee charter. The audit committee may delegate to one or more designated members of the audit committee the authority to grant required pre-approval of auditing and non-audit services. The decision of any member to whom authority is delegated shall be presented to the full audit committee at its next scheduled meeting.

      The pre-approval requirements became effective during fiscal year 2004, and 89 percent of the services listed above as “Audit-Related Fees,” “Tax Fees” and “All Other Fees” for fiscal year 2004 (which constitute all of such services that were contracted for after the effective date of such requirements) were pre-approved by the audit committee.

CORPORATE GOVERNANCE

Board Meetings

      The board of directors held six meetings during fiscal year 2004. Each director then in office attended at least 75% of the total of such board meetings and meetings of board committees on which he or she served.

Board Committees

      The board of directors has established, among other committees, an audit committee, a compensation committee (formerly the compensation, benefits and stock options committee), and a corporate governance and nominating committee (formerly the committee on directors).

  Audit Committee

      The current members of the audit committee are Mr. Moore (chair), Mr. Bradley, Dr. Palmer and Mr. Smith. The board has determined that each of Mr. Moore, Mr. Bradley, Dr. Palmer and Mr. Smith is independent pursuant to the listing standards for the Nasdaq Stock Market. The board of directors has determined that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the audit committee. The board of directors has designated Mr. Moore, the audit committee chairman, as an “audit committee financial expert” in accordance with the definition of “audit committee financial expert” set forth in Item 401(h)(2) of Regulation S-K, as adopted by the Securities and Exchange Commission. The board determined that Mr. Moore qualifies as an “audit committee financial expert” by virtue of his 25-year career in banking and corporate lending with M&T Bank Corporation.

      The audit committee serves as an independent and objective party to monitor our financial reporting process and internal control system; retains, pre-approves audit and non-audit services to be performed by, and directly consults with our independent auditors; reviews and appraises the efforts of our independent auditors; and provides an open avenue of communication among our auditors, financial and senior management and the board of directors. Our revised audit committee charter, which has been adopted by the board and is attached as appendix A to this proxy statement, more specifically sets forth the duties and responsibilities of the audit committee. The audit committee’s report relating to fiscal year 2004 appears on page 16. The audit committee held five meetings during fiscal year 2004.

  Compensation Committee

      The current members of the compensation committee are Ms. Hessler (chair) and Mr. Murphy. The board has determined that each of Ms. Hessler and Mr. Murphy is independent pursuant to the listing standards for the Nasdaq Stock Market. Among its duties, the compensation committee determines the compensation and benefits paid to Mr. Sassano, our chairman, president and chief executive officer (see “EXECUTIVE COMPENSATION” on page 12). Mr. Sassano routinely consults with the compensation committee in connection with his determination of the compensation and benefits paid to our other executive officers. However, he neither participates nor is otherwise involved in the deliberations of the compensation committee with respect to his own compensation and benefits. The compensation committee’s report relating to fiscal year 2004 begins on page 14. The compensation committee held one meeting during fiscal year 2004.

  Corporate Governance and Nominating Committee

      The current members of the corporate governance and nominating committee are Mr. Murphy (chair) and Mr. Smith. The board has determined that each of Mr. Murphy and Mr. Smith is independent pursuant to the listing standards for the Nasdaq Stock Market.

      The corporate governance and nominating committee is charged with determining the slate of director nominees for election to the board of directors, identifying and recommending candidates to fill vacancies on the board, and reviewing, evaluating and recommending changes to our corporate governance processes. Among its duties and responsibilities, the corporate governance and nominating committee periodically evaluates and assesses the performance of the board of directors; reviews the qualifications of candidates for director positions; assists in identifying, interviewing and recruiting candidates for the board; reviews the composition of each committee of the board and presents recommendations for committee memberships; reviews the compensation paid to non-employee directors; reviews and recommends changes to the charter of the corporate governance and nominating committee and to the charters of other board committees.

      The process followed by the corporate governance and nominating committee to identify and evaluate candidates includes requests to board members, the chief executive officer, and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and their qualifications, and interviews of selected candidates.

      The corporate governance and nominating committee also considers and establishes procedures regarding recommendations for nomination to the board submitted by shareholders. Such recommendations for nomination, together with appropriate biographical information, should be sent to the following address: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary. The qualifications of recommended candidates will be reviewed by the corporate governance and nominating committee.

      In evaluating the suitability of candidates (other than our chief executive officer) to serve on the board of directors, including shareholder nominees, the corporate governance and nominating committee will seek candidates who are “independent” pursuant to the listing standards for the Nasdaq Stock Market and meet certain selection criteria established by the corporate governance and nominating committee. The corporate governance and nominating committee will also consider an individual’s skills, character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, national and international experience, and other relevant criteria that may contribute to our success. This evaluation is performed in light of the skill set and other characteristics that would most complement those of the current directors, including the diversity, maturity, skills and experience of the board as a whole.

      The corporate governance and nominating committee acts pursuant to a written charter adopted by the board of directors, a copy of which is attached as appendix B to this proxy statement. The corporate governance and nominating committee held one meeting during fiscal year 2004.

Shareholder Communications

      Shareholders may send correspondence by mail to the full board of directors or to individual directors. Shareholders should address such correspondence to the board of directors or the relevant board members in care of: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary.

      All shareholder correspondence will be compiled by our corporate secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the board of directors, one of the aforementioned committees of the board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly.

Directors’ Compensation

      Directors who are also employees of the company (currently, only Mr. Sassano) are paid no compensation for their services as directors. Our Amended and Restated Directors’ Stock Plan (the “Directors’ Stock Plan”) provides for automatic, non-discretionary awards of shares of common stock, in lieu of cash directors’ fees, to each non-employee director who elects to participate. During fiscal year 2004 (but prior to October 28, 2003), Mr. Bradley, Mr. Garelick, Ms. Hessler, Mr. Klimasewski, Mr. Moore, Mr. Murphy, Dr. Palmer and Mr. Smith elected to participate in the Directors’ Stock Plan, and an aggregate of 36,928 shares of common stock were awarded to them. Mr. Bradley has elected to defer receipt of 50% of the shares awarded to him under the Directors’ Stock Plan between June 20, 2001 and March 31, 2003, and Ms. Hessler has elected to defer receipt of all of the shares awarded to her under the Directors’ Stock Plan between July 5, 2001 and March 31, 2003.

Messrs. Klimasewski and Murphy and Dr. Palmer have elected to defer receipt of all of the shares awarded to each of them under the Directors’ Stock Plan between April 1, 2002 and March 31, 2003. All of such shares will be issued to each director at such time and in accordance with the terms of his or her prior election.

      As of October 28, 2003, all non-employee directors voluntarily elected to stop receiving awards under the Directors’ Stock Plan, and to receive cash compensation for service, as hereafter described, until further notice. Specifically, as approved by our board of directors on October 28, 2003, we will pay to all non-employee directors the following: $1,500 for attendance at each board meeting, $500 for attendance at each meeting of a committee on which that director serves, and a retainer of $10,000 per year. The Board further approved an additional annual retainer to our lead director ($10,000), chairman of the audit committee ($5,000), chairman of the compensation committee ($2,500), chairman of the corporate governance and nominating committee ($2,500) and chairmen of other committees ($2,500).

      During fiscal year 2004, we paid Mr. Murphy $20,000 in cash for his additional services during the prior fiscal year as chairman of the board and, subsequently, as lead director; we paid Mr. Moore $5,000 in cash for his additional services during the prior fiscal year as chair of the audit committee; and we paid Ms. Hessler $2,500 in cash for her additional services during the prior fiscal year as chair of the compensation committee. Mr. Bradley is also reimbursed for travel expenses for board and committee meetings he attends in person.

      Pursuant to our Amended and Restated Directors’ Warrant Plan, during fiscal year 2004 each non-employee director then in office received an automatic, non-discretionary grant of a warrant, expiring on August 19, 2008, to purchase 4,000 shares of common stock at an exercise price of $2.31 per share (the market price of the common stock on the grant date). Each warrant becomes exercisable in 1,000-share increments on specified dates provided that the market price of the common stock reaches and maintains certain specified levels; in any event, each warrant vests and becomes exercisable on August 20, 2007. None of the warrants is transferable, except by will or intestacy, and during the director’s lifetime they are exercisable only by the director. Unexercised warrants lapse 90 days after the date a director ceases to be a director. No directors’ warrants were exercised during fiscal year 2004.

Director Attendance at Annual Meetings

      Directors are strongly encouraged to attend shareholder meetings whenever possible. All of our directors attended the 2003 annual meeting of shareholders.

Compensation Committee Interlocks and Insider Participation

      No member of our compensation committee: (i) was an officer or employee of the company or any of its subsidiaries during fiscal year 2004; (ii) was formerly an officer of the company or any of its subsidiaries; or (iii) had any relationship requiring disclosure in this proxy statement pursuant to SEC rules. In addition, none our executive officers served: (i) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee; (ii) as a director of another entity, one of whose executive officers served on our compensation committee; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.

EXECUTIVE OFFICERS

      We are currently served by six executive officers:

      Carl E. Sassano, age 54, is our chairman, president and chief executive officer. Further information about Mr. Sassano is set forth under “ELECTION OF DIRECTORS” on page 5.

      Charles P. Hadeed, 54, is our vice president of finance and chief financial officer. Mr. Hadeed, a certified public accountant, has more than 30 years of experience in financial operations and general management positions, including six years with Price Waterhouse & Co. Prior to joining us in April 2002, Mr. Hadeed most recently served as vice president - healthcare ventures group with Henry Schein Inc. Prior to that, he served as group vice president - operations at Del Laboratories Inc., and in various executive positions with Bausch & Lomb, Inc., including vice president - global lens care operations, president - oral care division, vice president - operations - personal products division and vice president/controller - personal products division.

      Robert C. Maddamma, age 61, is our vice president - calibration lab operations and has served in this position since August 2002. From 1994 to 2001, Mr. Maddamma served as vice president - worldwide service operations for Xerox Engineering Systems, Inc., which was a wholly-owned Xerox subsidiary. He was employed by Xerox for 39 years in numerous technical and customer service management positions.

      John A. DeVoldre, age 55, is our vice president - human resources and has been employed with the company since 1971, serving in a number of different capacities during his tenure. Mr. De Voldre has worked in a human resources capacity for more than 25 years.

      Michael Mercurio, age 55, is our vice president - sales and has served in this position since January 2004. Prior to joining us, Mr. Mercurio has had 35 years of business experience, including business-to-business sales management with Bausch & Lomb, Spectrapharm Dermatology and ITC DeltaCom.

      Jay F. Woychick, age 47, is our vice president - marketing and has served in this position since September 2000. Prior to joining us, Mr. Woychick was employed for 15 years by Polymer Technology, a Bausch & Lomb subsidiary, serving as director - marketing and sales for the RGP Group, director - marketing for the RGP Group, senior marketing manager for the Practitioner Group, marketing manager - materials, and regional manager. He has also worked for Precision Cosmet Co., Inc. and Hartz Mountain Corporation in various sales and marketing positions from 1981 to 1987.

EXECUTIVE COMPENSATION

      The table below shows information on the annual and long-term compensation paid by us for services rendered to us in all capacities, for the fiscal years ended March 27, 2004, March 31, 2003 and March 31, 2002, respectively, by our chief executive officer and our next four most highly compensated executive officers who had a total annual salary and bonus for fiscal year 2004 in excess of $100,000 (collectively, the “named executives”).

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards

			Bonus or	Other	Restricted
			Performance	Annual	Stock		All Other
Name and Principal	Fiscal	Salary	Award	Compensation	Awards	Options	Compensation
Position	Year	($)(1)	($)(1)	($)(2)	($)(3)	(#)	($)(1)(4)

Carl E. Sassano	2004	262,500	19,458	0	99,000	0	4,655
Chairman, President &	2003	250,000	70,000	0	0	200,000	2,100
Chief Executive Officer (5)	2002	9,615	0	0	0	0	0

Charles P. Hadeed	2004	169,044	47,846	0	22,000	20,000	4,613
Vice President of Finance &	2003	137,019	49,576	0	0	50,000	2,259
Chief Financial Officer (6)	2002	-	-	-	-	-	-

Jay F. Woychick	2004	136,807	3,401	0	0	10,000	4,335
Vice President of Marketing	2003	132,615	15,739	0	0	20,000	4,196
	2002	128,117	0	0	0	0	3,788

Robert C. Maddamma (7)	2004	121,569	22,636	0	0	10,000	4,220
Vice President of Calibration	2003	73,846	14,829	0	0	30,000	299
Lab Operation	2002	-	-	-	-	-	-

Alan J. Olderstein (8)	2004	121,423	0	0	0	10,000	2,556
Vice President of Sales	2003	122,466	13,977	0	0	40,000	3,008
	2002	51,192	0	0	0	10,000	0

(1)	The amounts shown include cash compensation earned during the fiscal year indicated (whether paid during or subsequent to that year) as well as cash compensation deferred at the election of the named executive into the company’s Long Term Savings and Deferred Profit Sharing Plan (the “401(k) Plan”).

(2)	Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation for any year does not exceed 10% of the total amount of annual salary and bonus for any named executive.

(3)	In fiscal year 2004, Mr. Sassano received a restricted stock grant of 60,000 shares and Mr. Hadeed received a restricted stock grant of 10,000 shares, and the dollar value attributed to these shares represents the aggregate fair market value of the shares on the respective dates of the awards. As of March 27, 2004, Mr. Sassano held 60,000 shares of restricted stock and Mr. Hadeed held 10,000 shares. The dollar value of these shares or units held as of March 27, 2004 (based on the closing market price on such date of $2.40 per share) was Mr. Sassano - $144,000, and Mr. Hadeed - $24,000. The shares of restricted stock will vest as follows: 50 percent on the date of grant, and 50 percent on the first anniversary of the date of grant.

(4)	The amounts shown reflect the company’s contributions to the 401(k) Plan.

(5)	Mr. Sassano was named as the company’s president and chief executive officer in April 2002.

(6)	Mr. Hadeed joined the company as its vice president of finance and chief financial officer in April 2002.

(7)	Mr. Maddamma joined the company in August 2003.

(8)	Mr. Olderstein left the company in December 2003.

Stock Options

      The table below shows information with respect to stock options granted during fiscal year 2004 to the named executives under our 2003 Incentive Plan and its predecessor, our Amended and Restated 1993 Stock Option Plan. We have no provisions for stock appreciation rights.

Option Grants in Fiscal Year 2004

	Individual Grants
					Potential Realizable
		Percent of			Value at Assumed
		Total			Annual Rates of
		Options			Stock Price
		Granted to			Appreciation for
	Options	Employees	Exercise		Option Term (1)
	Granted	in Fiscal	Price	Expiration
Name	(#)	Year (%)	($/Sh)	Date	5%($)	10%($)

Carl E. Sassano	0	0	-	-	-	-
Charles P. Hadeed	20,000	13.6	2.20	10/27/2013	27,600	70,200
Jay F. Woychick	10,000	6.8	2.20	10/27/2013	13,800	35,100
Robert C. Maddamma	10,000	6.8	2.20	10/27/2013	13,800	35,100
Alan J. Olderstein (2)	10,000	6.8	2.20	10/27/2013	13,800	35,100

(1)	The dollar amounts in these columns are the result of calculations of potential realizable value at the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast future appreciation of our common stock. There can be no assurance that our common stock will perform at the assumed annual rates shown in the table. We will neither make nor endorse any predictions as to future stock performance. As an alternative to the assumed potential realizable values stated in the 5% and 10% columns, Securities and Exchange Commission rules would permit stating the present value of such options at the date of grant. Methods of computing present value suggested by different authorities can produce significantly different results. Moreover, since stock options granted by us are not transferable, there are no objective criteria by which any computation of present value can be verified. Consequently, we have not chosen this alternative for the purposes of the table.

(2)	Mr. Olderstein left the company in December 2003.

      The table below shows information with respect to (1) options exercised by the named executives during fiscal year 2004; and (2) unexercised options held by them at the end of fiscal year 2004.

Aggregated Option Exercises in Fiscal Year 2004 and

Fiscal Year-End Option Values

					Value of All Unexercised
	Shares		Unexercised Options Held at		In-the-Money Options at
	Acquired on	Value	FY-End (#)		FY-End ($) (1)
	Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Carl E. Sassano	-	-	50,000	150,000	70,000	210,000
Charles P. Hadeed	-	-	12,500	57,500	17,500	56,500
Jay F. Woychick	-	-	5,000	55,000	7,000	35,000
Robert C. Maddamma	-	-	7,500	32,500	12,000	38,000
Alan J. Olderstein (2)	10,000	18,200	0	0	0	0

(1)	Expressed as the excess of the market value of the common stock at 2004 fiscal year-end ($2.40 per share) over the exercise price of each option.

(2)	Mr. Olderstein left the company in December 2003.

Change-in-Control Arrangements

      On February 12, 2004, we entered into an Agreement for Severance Upon Change in Control with each of Carl E. Sassano, our chairman, president and chief executive officer, and Charles P. Hadeed, our vice president of finance and chief financial officer. Pursuant to these agreements, if a change in control of the company occurs and the employment of Mr. Sassano or Mr. Hadeed is terminated for any reason (other than voluntary resignation, death, disability, or retirement, or termination by the company for certain reasons) during the period beginning with the agreement for or announcement of a proposed change in control and ending 24 months following the change in control, we would be required to continue to pay them their full salary and bonus and continue their benefits for a period of 24 months following the date of termination of employment, and all stock grants, stock options and similar arrangements would immediately vest.

REPORT OF THE COMPENSATION COMMITTEE*

      The following report of the compensation committee covers the compensation of all our senior executives, including Carl E. Sassano, our chairman, president and chief executive officer.

Executive Compensation Philosophy

      The goals of the company’s executive compensation program are to align compensation with business objectives and performance, and to enable the company to attract, retain and reward executives who contribute to the short-term and long-term success of the company and thus contribute to increasing shareholder value.

      The company attempts to compensate its executives competitively. To ensure that compensation is competitive, the company periodically compares its compensation practices with those of comparable companies and adjusts its compensation parameters based on this review. More importantly, the company’s executive compensation program is intended to compensate sustained performance. Executives are rewarded based upon both corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit and performance. Individual performance is evaluated by reviewing organizational and management development progress against set objectives and goals.

      The primary criteria for the awarding of incentive compensation are as follows:

•	company-wide profitability in excess of an annually pre-determined amount is generally a prerequisite to the payment of any incentive compensation, so that every executive is motivated to achieve profitability for the entire company;

•	incentive compensation is measured by the company’s success in meeting key line items in the company’s budget, particularly profits;

•	leadership is rewarded, as is the extent to which an individual sets, meets and exceeds goals that are beneficial to both the company’s short-term and long-term success; and

•	controlling expenses, as measured against budget, is rewarded.

      Annually, the compensation committee reviews with the chief executive officer an annual salary plan for the executives, other than those officers whose salaries are fixed by contract approved by the board of directors. Currently, there are no employment contracts with the company’s executives, but the company has entered into an Agreement for Severance Upon Change in Control with each of Carl E. Sassano and Charles P. Hadeed (see “EXECUTIVE COMPENSATION; Change-in-Control Arrangements”), and might enter into employment contracts with key executives in the future. This salary plan is developed under the direction of the chief executive officer,

*	The material in this report is not “Soliciting Material,” is not deemed to be filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

based on industry peer group information and performance judgments as to the past and expected future contributions of each executive.

      Prior to the start of each fiscal year, the chief executive officer sets individual objectives for each of the company’s executives that are in keeping with the criteria set forth above. During each fiscal year, the chief executive officer gives executives ongoing feedback on performance. After the end of the fiscal year, the chief executive officer evaluates each executive’s accomplishment of objectives and provides summaries of performance appraisals to the compensation committee. The performance appraisals are considered by the compensation committee in deciding whether to grant performance awards. The lead director provides similar objective-setting, feedback and evaluation with respect to the chief executive officer’s performance.

Executive Compensation Program

      The company’s executive compensation program is structured to attract and retain executives capable of improving services, fostering teamwork, and motivating employees, all with the ultimate goal of improving profitability and enhancing shareholder value.

      The company’s Annual Executive Bonus Plan, which is formulated and approved annually by the compensation committee, provides for the payment of cash bonuses. Under this plan, the company must first make a profit at a level determined annually by the compensation committee before any bonuses can be paid. Once that threshold is reached, a bonus pool is established from which a participating executive receives a bonus consisting of a targeted percentage of salary earned that is weighted by the achievement of company objectives and the performance of certain personal objectives. Based on the company’s financial performance in fiscal year 2004, the named executives were each awarded a cash bonus for fiscal year 2004, as more specifically set forth on page 12 of this proxy statement, and are eligible for an annual performance bonus based upon the attainment by the company of certain financial goals.

      Long-term incentives are provided through the grant of stock options under the company’s 2003 Incentive Plan. The compensation committee views stock options as a means of aligning the long-range interests of all employees, including executives, with those of the shareholders by providing them with the opportunity to build a meaningful stake in the company. Other than the company’s current executive officers, during fiscal year 2004, the compensation committee granted to an aggregate of 62 employees options to purchase an aggregate of 67,100 shares of common stock. In addition to stock options, performance awards may be granted by the compensation committee in the case of a unique performance contributing to the company’s long-term success. No such awards were granted during fiscal year 2004.

      Executives and other employees are entitled to participate in the company’s Long-Term Savings and Deferred Profit Sharing Plan, a 401(k) plan.

Chief Executive Officer Compensation

      Carl E. Sassano served as the company’s chairman, president and chief executive officer during fiscal year 2004 (chairman since October 2003). Currently, Mr. Sassano and the company are not parties to an employment agreement. Accordingly, Mr. Sassano serves as the company’s chairman, president and chief executive officer at the pleasure of the board of directors. However, the company and Mr. Sassano are parties to an Agreement for Severance Upon Change in Control dated February 12, 2004, which provides Mr. Sassano with certain rights if his employment is terminated in connection with a change in control of the company, as described in “EXECUTIVE COMPENSATION; Change-in-Control Arrangements.” For fiscal year 2004, Mr. Sassano received an annual salary of $262,500. Mr. Sassano is eligible to participate in the company’s Annual Executive Bonus Plan, and he received a bonus of $19,458 for fiscal year 2004.

      Based on its study and review of comparable companies, the compensation committee believes that Mr. Sassano’s total compensation for fiscal year 2004 was at a level that is commensurate with amounts paid to chief executive officers at comparable companies and in comparable businesses. Mr. Sassano’s compensation was approved by the compensation committee, reflecting its assessment of Mr. Sassano’s prior performance as the company’s president and chief executive officer, and his proven ability and dedication to provide the leadership and vision necessary to return the company to profitability and enhance the company’s long-term value.

Compensation Committee

Nancy D. Hessler, Chair
Cornelius J. Murphy

REPORT OF THE AUDIT COMMITTEE*

      The audit committee of the board of directors is comprised of four members of the company’s board of directors, each of whom the board of directors has determined is independent pursuant to the Nasdaq Stock Market’s listing standards and applicable Securities and Exchange Commission rules. The duties and responsibilities of the audit committee are set forth in the audit committee charter, which is attached as appendix A to this proxy statement. Among other things, the audit committee recommends to the board that the company’s audited financial statements be included in the company’s annual report on Form 10-K, and selects the independent auditors to audit the company’s books and records.

      The audit committee has:

•	reviewed and discussed the company’s audited financial statements for fiscal year 2004 with the company’s management;

•	discussed with the company’s independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards, AU § 380), as may be modified or supplemented; and

•	received the written disclosures and the letter from the company’s independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the company’s independent auditors the independent auditor’s independence.

      Based on such review and discussions with management and the independent auditors, the audit committee recommended to the board of directors that the audited financial statements be included in the company’s annual report on Form 10-K for fiscal year 2004 for filing with the Securities and Exchange Commission.

Audit Committee

Paul D. Moore, Chair
Francis R. Bradley
Harvey J. Palmer
John T. Smith

*	The material in this report is not “Soliciting Material,” is not deemed to be filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

COMPARISON OF CUMULATIVE TOTAL RETURN*

      The following graph sets forth a comparison of the cumulative total shareholder return on our common stock during the five-year period ended March 27, 2004, with the cumulative total return of companies on the Standard & Poor’s 500 Index and the Standard & Poor’s Information Technology Index.

			S&P 500 Information
	Transcat, Inc.	S&P 500 Index	Technology

Mar99	100.00	100.00	100.00
Mar00	100.00	117.94	180.89
Mar01	54.17	92.38	69.76
Mar02	38.33	92.60	64.60
Mar03	46.67	69.67	43.50
Mar04	80.03	92.62	62.05

Assumes $100 invested on March 31, 1999 in our common stock, the companies comprising the Standard & Poor’s 500 Index and the companies comprising the Standard & Poor’s Technology 500 Index.

     There can be no assurance that our stock performance will continue into the future with the same or similar trends depicted in the graph above. We will neither make nor endorse any predictions as to future stock performance.

*	The material in this graph is not “Soliciting Material,” is not deemed to be filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      We are not aware of any persons holding of record or beneficially more than 5% of our common stock.

SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth certain information regarding shares of our common stock held by (1) each of our directors; (2) each of our “named executives” (see “EXECUTIVE COMPENSATION” on page 12); and (3) all of our directors and executive officers as a group. Unless otherwise noted in the footnotes below, the information in the table is as of June 30, 2004.

	Number of Shares of	Percent
	Common Stock	of
Name of Beneficial Owner	Beneficially Owned (1)	Class (1)

Francis R. Bradley (2)	23,998	-
E. Lee Garelick (3)	299,226	4.7
Charles P. Hadeed (4)	30,078	-
Nancy D. Hessler (5)	37,899	-
Robert G. Klimasewski (6)	261,499	4.0
Robert C. Maddamma (7)	8,500	-
Paul D. Moore	22,798	-
Cornelius J. Murphy (8)	72,128	1.1
Alan J. Olderstein (9)	8,500	-
Harvey J. Palmer (10)	65,913	1.0
Carl E. Sassano (11)	174,066	2.7
John T. Smith	9,466	-
Jay F. Woychick (12)	11,120	-
All directors and executive officers as a group (15 persons) (13)	1,108,966	16.5

(1)	As reported by such persons as of June 30, 2004, with percentages based on 6,368,442 shares issued and outstanding except where the person has the right to receive shares within the next 60 days (as indicated in the other footnotes to this table), which would increase the number of shares owned by such person and the number of shares outstanding. We have omitted percentages of less than 1% from the table.

(2)	The amount shown includes (i) presently exercisable warrants to purchase 4,000 shares; and (ii) 6,166 shares awarded under the Directors’ Stock Plan but deferred. For more information on the Directors’ Stock Plan and Mr. Bradley’s deferral election, see “CORPORATE GOVERNANCE; Directors’ Compensation” beginning on page 9.

(3)	The amount shown includes presently exercisable warrants to purchase 8,000 shares.

(4)	The amount shown includes presently exercisable options to purchase 12,500 shares.

(5)	The amount shown includes (i) presently exercisable warrants to purchase 8,000 shares; and (ii) 10,532 shares awarded under the Directors’ Stock Plan but deferred. For more information on the Directors’ Stock Plan and Ms. Hessler’s deferral election, see “CORPORATE GOVERNANCE; Directors’ Compensation” beginning on page 9.

(6)	The amount shown includes (i) a presently exercisable option to purchase 200,000 shares; and (ii) 5,066 shares awarded under the Directors’ Stock Plan but deferred. For more information on the Directors’ Stock Plan and Mr. Klimasewski’s deferral election, see “CORPORATE GOVERNANCE; Directors’ Compensation” beginning on page 9.

(7)	The amount shown includes a presently exercisable option to purchase 7,500 shares.

(8)	The amount shown includes (i) presently exercisable warrants to purchase 8,000 shares; and (ii) 5,266 shares awarded under the Directors’ Stock Plan but deferred. For more information on the Directors’ Stock Plan and Mr. Murphy’s deferral election, see “CORPORATE GOVERNANCE; Directors’ Compensation” beginning on page 9.

(9)	Mr. Olderstein left the company in December 2003.

(10)	The amount shown includes (ii) presently exercisable warrants to purchase 8,000 shares; and 5,466 shares awarded under the Directors’ Stock Plan but deferred. For more information on the Directors’ Stock Plan and Dr. Palmer’s deferral election, see “CORPORATE GOVERNANCE; Directors’ Compensation” beginning on page 9.

(11)	The amount shown includes (i) 2,000 shares held by Mr. Sassano’s daughter, as to which shares Mr. Sassano disclaims beneficial ownership; (ii) 2,000 shares held by Mr. Sassano’s spouse as custodian for Mr. Sassano’s minor son, as to which shares Mr. Sassano disclaims beneficial ownership; (iii) a presently exercisable option to purchase 50,000 shares; and (iv) 7,466 shares awarded under the Directors’ Stock Plan but deferred while Mr. Sassano was a non-employee director.

(12)	The amount shown includes a presently exercisable option to purchase 5,000 shares.

(13)	The amount shown includes presently exercisable options and warrants to purchase 321,000 shares and 39,962 shares awarded under the Director’s Stock Plan but deferred.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors, officers and greater-than-10% stockholders to file with the Securities and Exchange Commission reports of ownership and changes in ownership regarding their holdings in us. For purposes of Section 16(a), our “officers” currently consist of Carl E. Sassano, our chairman, president and chief executive officer, and Charles P. Hadeed, our vice president of finance and chief financial officer. Since the 2003 annual meeting of shareholders, all of our directors, officers and greater-than-10% stockholders complied in a timely manner with the filing requirements of Section 16(a) of the Exchange Act. In making this statement, we have relied on the written representations of our directors and officers and copies of the reports that they have filed with the Securities and Exchange Commission.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In 1996, we acquired Altek Industries Corp. from E. Lee Garelick (who is now a director of the company) and James N. Wurtz. Pursuant to the stock purchase agreement providing for the acquisition: (1) until April 3, 2006, Mr. Garelick has “piggy-back” registration rights with respect to his shares of common stock, subject to certain conditions; and (2) subject to the prior consent of our lender, we have the right of first refusal to purchase, at an average market price, shares of common stock that Mr. Garelick proposes to dispose of (other than in certain transactions).

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Proposals Submitted for Inclusion in Our Proxy Materials

      We will include in our proxy materials for the 2005 annual meeting of shareholders shareholder proposals that comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Among other things, Rule 14a-8 requires that we receive such proposals no later than 120 days prior to the one-year anniversary of this proxy statement. Thus, for the 2005 annual meeting of shareholders, we must receive shareholder proposals submitted for inclusion in our proxy materials no later than March 9, 2005. We will not include in our proxy materials shareholder proposals received after this date. Shareholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary.

Proposals Not Submitted for Inclusion in Our Proxy Materials

      Shareholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, as described above, may be brought before the 2005 annual meeting of shareholders in accordance with our by-laws. Our by-laws require that we receive such proposals no later than 50 days prior to the date of the annual meeting. Thus, for the 2005 annual meeting of shareholders, we must receive shareholder proposals that are not submitted for inclusion in our proxy materials no later than June 27, 2005. In accordance with our by-laws, we will not permit shareholder proposals that do not comply with the foregoing notice requirement to be brought before the 2005 annual meeting of shareholders. Shareholder proposals that are not submitted for inclusion in our proxy statement should be mailed to the following address: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary.

OTHER MATTERS

      As of the date of this proxy statement, the board of directors does not know of any other matters that are to be presented for action at the annual meeting. Should any other matter come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Carl E. Sassano
Chairman, President and Chief Executive Officer

Rochester, New York

July 7, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

TRANSCAT, INC.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

SECTION I.  Purpose

      The primary function of the Audit Committee (“Committee”) of Transcat, Inc. (“Corporation”) is to assist the Board of Directors (“Board”) in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public, the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management of the Corporation (“Management”) and the Board have established; the accounting and financial reporting processes of the Corporation and audits of the Corporation’s financial statements, and the independence and performance of the registered public accounting firm employed by the Corporation (“Independent Auditors”). Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system;

•	Review and appraise the audit efforts of the Corporation’s Independent Auditors; and

•	Provide an open avenue of communication among the Independent Auditors, financial and senior Management and the Board.

      The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

SECTION II.  Composition

      The Committee shall be comprised of three or more members as determined by the Board, each of whom shall be a director of the Corporation. Each member of the Committee shall meet the independence and experience requirements mandated by regulations issued by the Securities Exchange Commission (“SEC”), the Nasdaq Stock Market, Inc. (“Nasdaq”), all other national or regional exchanges or automated quotation systems on which the Corporation’s securities may be traded, and all applicable laws, rules and regulations, including, when effective, the requirement that at least one member of the Committee be a “financial expert” within the meaning of rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002 and the Nasdaq rules.

      All members of the Committee shall have the ability to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement, and cash flow statement, at the time of their appointment.

      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

SECTION III.  Meetings

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with Management and the Independent Auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chair, should meet with the Independent Auditors and Management quarterly to review the Corporation’s financials consistent with IV.h below.

SECTION IV.  Responsibilities and Duties

      (a) Responsibilities Relating to Retention of the Independent Auditors. The Committee shall be solely responsible for the appointment, compensation, oversight of the work, evaluation and termination of any

Independent Auditors (including resolution of disagreements between Management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Independent Auditors shall report directly to the Committee.

      (b) Preapproval of Services. The Committee shall preapprove, pursuant to such processes as are determined to be advisable, all auditing services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services provided to the Corporation by the Independent Auditors which are not prohibited by law.

      (c) Exception to Preapproval Requirements. The preapproval requirements set forth above shall not be applicable with respect to the provisions of non-audit services, if:

•	The aggregate amount of all such non-audit services provided to the Corporation constitutes not more than five percent (5%) of the total amount of non-audit fees paid by the Corporation to its Independent Auditors during the fiscal year in which the non-audit services are provided;

•	Such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and

•	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

      (d) Delegation of Preapproval Authority. The Committee may delegate to one or more designated members of the Committee the authority to grant required preapproval of auditing and non-audit services. The decisions of any member to whom authority is delegated under this paragraph to preapprove an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

      (e) Oversight of the Corporation’s Relationship with the Independent Auditors. The Committee shall:

•	Obtain and review copies of the registration applications and annual reports of the Independent Auditors;

•	Verify that the Independent Auditors do not perform non-audit services prohibited by applicable law;

•	Identify alternative vendors for non-audit services that are not on the list of prohibited non-audit services as set forth in applicable law and determine whether the interests of the Corporation are best served by these services being performed by the Independent Auditors or by alternative providers;

•	Verify whether the audit partner responsible for reviewing the audit is nearing the end of the maximum five-year term for being the audit partner and, if at the end of the five-year term, discuss replacement with the Independent Auditors;

•	Receive periodic reports from the Independent Auditors regarding the auditor’s independence, which reports shall be consistent with Independence Standards Board Standard l, discuss such reports with the Independent Auditors, and if so determined by the Committee, take or recommend that the full Board take appropriate action to oversee the independence of the Independent Auditors;

•	On an annual basis, the Committee should review and discuss with the Independent Auditors all significant relationships the auditors have with the Corporation to determine the Independent Auditors’ independence.

•	Periodically consult with the Independent Auditors out of the presence of Management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

•	Review the report of the Independent Auditors, which review should include:

I.	The critical accounting policies and practices used;

II.	The alternative treatments under GAAP discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the Independent Auditors’ preferred treatment;

III.	Any material communications between the Independent Auditors and Management, including any Management letter or schedule of unadjusted differences.

•	Verify whether any person has taken any action to fraudulently influence, coerce, manipulate or mislead any independent auditor engaged in the performance of the Corporation’s audit for the purpose of rendering the Corporation’s financial statements materially misleading.

      (f) Conflicts. The Committee shall:

•	Review and approve all related party transactions; and

•	Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the Independent Auditors who participated in the audit of the Corporation to prevent conflicts of interest.

      (g) Certification. As a result of CEO and CFO certifications required by applicable law, the Committee shall:

•	Review the procedures Corporation officers use to obtain the information required for them to make certifications of financial information under applicable law;

•	Consider the affect of these procedures on other employees of the Corporation; and

•	Recommend changes in procedures and verify the certification has been made as and when required.

      (h) Financial Statement and Disclosure Matters — The Committee shall:

•	Coordinate with the officers of the Corporation to ensure appropriate disclosure in the Corporation’s Annual Report to the SEC on Form 10-K: (1) the number and names of financial experts serving on the Committee; and (2) whether each financial expert is independent and, if not, an explanation of why they are not;

•	Coordinate with the officers of the Corporation to ensure appropriate disclosure to the public of all approvals by the Committee for the Independent Auditors to perform non-audit services;

•	In consultation with the Independent Auditors, review the integrity of the Corporation’s financial reporting processes, both internal and external;

•	Consider the Independent Auditors’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting;

•	Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the Independent Auditors or Management;

•	Review the Corporation’s annual audited financial statements and related issues with Management and the Independent Auditors, including major issues regarding accounting and auditing principles and practices and the adequacy of the Corporation’s overall accounting and financial controls;

•	Review the Corporation’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the Independent Auditors;

•	Recommend to the Board whether the Corporation’s audited financial statements should be included in the Corporation’s Annual Report to the SEC on Form 10-K;

•	Prepare the report required by the rules of the SEC to be included in the Corporation’s annual proxy statement;

•	Discuss with the Independent Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the Corporation’s annual audit; and

•	Review with financial Management and the Independent Auditors the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

      (i) Complaints. The Committee shall establish procedures to facilitate:

•	The receipt, retention, and treatment of complaints received by the Corporation from third parties regarding accounting, internal accounting controls, or auditing matters; and

•	The confidential, and anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

      (j) Process Improvement. The Committee shall:

•	Establish regular and separate systems of reporting to the Committee by both Management and the Independent Auditors regarding any significant judgments made in Management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments;

•	Following completion of the annual audit, review separately with Management and the Independent Auditors any significant difficulties encountered during the course of the audit, including any restrictions of the scope of work or access to required information;

•	Review any significant disagreement between Management and the Independent Auditors in connection with the preparation of the financial statements; and

•	Review with the Independent Auditors and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

      (k) Ethical and Legal Compliance. The Committee shall:

•	Establish, review and update periodically a Code of Ethical Conduct (the “Code”) that, at a minimum, addresses conflicts of interest, and compliance with applicable laws, rules and regulations;

•	Ensure that Management has established a system to enforce the Code and has disclosed any waivers to executives and directors;

•	Ensure that the Code is publicly available;

•	Review Management’s monitoring of the Corporation’s compliance with the Code, and ensure that Management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements;

•	Review, with the Corporation’s counsel, legal compliance matters including corporate securities trading policies;

•	Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements;

•	Establish procedures for communication with legal counsel of the Corporation to facilitate compliance by legal counsel with its obligation to report to the Committee or other committee of independent directors evidence of material violations of securities law and other matters; and

•	Perform any other activities consistent with this Charter, the Corporation’s By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

      (l) Committee Charter. The Committee shall review and update this Charter periodically, at least annually, as conditions dictate.

      (m) Miscellaneous Powers and Responsibilities. The Committee shall:

•	Adopt policies to prevent personnel from falsifying or destroying any records to impede any official proceeding; and

•	Adopt a policy to retain all documents relevant to a financial audit for at least five years and to require the Independent Auditors to do the same.

SECTION V.  Use of Advisors

      (a) Authority to Engage Advisors. The Committee shall have the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties.

      (b) Funding. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to:

•	The Independent Auditors for the purpose of rendering or issuing an audit report; and

•	Any advisor employed by the Committee.

* * * *

APPENDIX B

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Role

      The Governance and Nominating Committee’s role is to determine the slate of Director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual Shareholder meetings, and to review, evaluate and recommend changes regarding the Company’s Corporate Governance.

Membership

      The membership of the Committee consists of at least two Directors, each of whom is to be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member’s independence. The Board appoints the Chairperson.

Operations

      The Committee meets at least once a year. Additional meetings may occur as the Committee or its Chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Governance and Nominating Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the By-Laws of the Corporation, or (c) the laws of the State of Ohio.

Authority

      The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Responsibilities

      The principal responsibilities and functions of the Governance and Nominating Committee are as follows:

•	Periodically evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the Directors fulfilling their responsibilities in a manner that serves the interests of Transcat’s shareholders.

•	Before recommending an incumbent, replacement or additional Director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

•	Assist in identifying, interviewing and recruiting candidates for the Board.

•	Periodically review the composition of each Committee and present recommendations for Committee memberships to the Board as needed.

•	Periodically review the compensation paid to non-employee Directors for annual retainers (including Board and Committee Chairs) and meeting fees, if any, and make recommendations to the Board of any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to Directors for their services as such.

•	Periodically review and make recommendations about changes to the Charter of the Governance and Nominating Committee.

•	Periodically review and make recommendations about changes to the Charters of other Board Committees after consultation with the respective Committee Chairs.

* * * *

B-1

DETACH CARD

P R O X Y

TRANSCAT, INC.

    The undersigned appoints CARL E. SASSANO and CHARLES P. HADEED, and each of them, as proxies for the undersigned, with full power of substitution, to vote all shares of the common stock of TRANSCAT, INC. owned by the undersigned at the annual meeting of shareholders to be held at the company’s headquarters, which are located at 35 Vantage Point Drive, Rochester, New York 14624, on Tuesday, August 17, 2004 at 12:00 noon, local time, and at any adjournments of such annual meeting, reserving to such proxies the right to vote such shares cumulatively to elect the maximum number of director nominees, as follows:

1. Election of Directors.

☐ FOR all nominees listed below (except as marked to the contrary).

☐ WITHHOLD AUTHORITY to vote for all nominees listed below.

Instruction:	To withhold authority to vote for any individual nominee, please strike a line through the nominee’s name.

Nancy D. Hessler    Robert G. Klimasewski    Paul D. Moore

2. Proposal to fix the number of directors constituting the board of directors at 11.	☐ FOR ☐ AGAINST ☐ ABSTAIN

3. Proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending March 26, 2005.	☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

(Continued and to be signed on reverse side)

DETACH CARD

(Continued from other side)

•	This proxy is solicited on behalf of our board of directors.

•	This proxy will be voted as specified by you, and it revokes any prior proxy given by you.

•	Unless you withhold authority to vote for one or more of the nominees according to the instructions on the reverse side of this proxy, your signed proxy will be voted FOR the election of the three nominees for directors listed on the reverse side of this proxy and described in the accompanying proxy statement.

•	Unless you specify otherwise, your signed proxy will be voted FOR the other two proposals listed on the reverse side of this proxy and described in the accompanying proxy statement.

•	You acknowledge receipt with this proxy of a copy of the notice of annual meeting and proxy statement dated July 7, 2004, describing more fully the proposals listed in this proxy.

Dated: ____________, 2004

Signature(s) of shareholder(s)

Please date and sign name exactly as it appears on this proxy. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation, indicating his or her title.